TRUST FOR CREDIT UNIONS

Supplement dated April 25, 2003 to the

Prospectus dated December 27, 2002

Previously, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), served as the investment adviser of the Portfolios. In April, Goldman Sachs Asset Management, L.P. (“GSAM”) assumed Goldman Sachs Asset Management’s investment advisory responsibilities for the Portfolios. The fees payable under the Management Agreement with respect to the Portfolios, and the personnel who manage the Portfolios, did not change as a result of GSAM’s assumption of responsibilities. GSAM, formerly called Goldman Sachs Funds Management, L.P., has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman Sachs. GSAM is located at 32 Old Slip, New York, NY 10005.

TCUSTCK 4-03